UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 20, 2007
                                                          ---------------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

      000-31951                                            35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
          Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

Monroe Bancorp, (the "Company"), the bank holding company for Monroe Bank, established a new Connecticut statutory trust subsidiary, Monroe Bancorp Statutory Trust II, which completed the sale of $5,000,000 of trust preferred securities on March 20, 2007. Monroe Bancorp Statutory Trust II issued the trust preferred securities at 6.5225 percent, the rate being fixed until June 15, 2012, and floating thereafter at the three-month LIBOR rate plus 1.60 percent. The trust preferred securities mature in 30 years and may be called without a penalty on or after June 15, 2012. Monroe Bancorp Statutory Trust II simultaneously issued 155 shares of the trust's common securities to the Company for a purchase price of $155,000, which, together with the trust preferred securities, constitutes all of the issued and outstanding securities of the trust. Monroe Bancorp Statutory Trust II used the proceeds from the sale of the trust preferred securities to purchase the Company's unsecured junior subordinated debt security due June 15, 2037 (the "Debenture"). The net proceeds from the offering will be used by the Company to repurchase the Company's common stock and for general corporate purposes. The Amended and Restated Declaration of Trust of Monroe Bancorp Statutory Trust II is attached hereto as Exhibit 10.1.

The Debenture was issued pursuant to an Junior Subordinated Indenture between the Company, as issuer and U.S. Bank National Association, as trustee dated March 20, 2007 (the "Indenture"), a copy of which is attached hereto as Exhibit
10.2. The interest payments by the Company will be used by the trust to pay the quarterly distributions to the holders of the trust preferred securities. The Indenture permits the Company to redeem the Debenture after June 15, 2012.

The terms of the trust preferred securities are governed by the Amended and Restated Declaration of Trust of Monroe Bancorp Statutory Trust II, dated March 20, 2007, between the Company as sponsor, U.S. Bank National Association, as institutional trustee, and the Administrators named therein.

Pursuant to a Guarantee Agreement dated March 20, 2007 between the Company and U.S. Bank National Association, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the trust preferred securities. The obligations of the Company under the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.3, are unsecured and subordinate to all of the Company's senior debt.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 1.01 above and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.


    (d)       Exhibits


              Exhibit
              Number          Description
              ------          -----------

               10.1 Amended and Restated Declaration of Trust of Monroe Bancorp Statutory Trust II, among Monroe Bancorp as sponsor and U.S. Bank National Association, as institutional trustee

               10.2 Junior Subordinated Indenture between Monroe Bancorp and U.S. Bank National Association, as trustee

               10.3 Guarantee Agreement between Monroe Bancorp, as guarantor, and U.S. Bank National Association, as guarantee trustee

               99.1           Press Release by Monroe Bancorp dated March 20,
                              2007

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 22, 2007                        MONROE BANCORP

                                             /s/ Mark D. Bradford
                                             --------------------
                                             Mark D. Bradford
                                             President, Chief Executive Officer


                                  EXHIBIT INDEX
                                  -------------


              Exhibit
              Number          Description
              ------          -----------

               10.1 Amended and Restated Declaration of Trust of Monroe Bancorp Statutory Trust II, among Monroe Bancorp as sponsor and U.S. Bank National Association, as institutional trustee

               10.2 Junior Subordinated Indenture between Monroe Bancorp and U.S. Bank National Association, as trustee

               10.3 Guarantee Agreement between Monroe Bancorp, as guarantor, and U.S. Bank National Association, as guarantee trustee

               99.1           Press Release by Monroe Bancorp dated March 20,
                              2007